UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2012

MONARCH FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-34565	20-4985388
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1435 Crossways Boulevard Chesapeake, Virginia		23320
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (757) 389-5111

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 – Submission of Matters to a Vote of Security Holders.

Monarch Financial Holdings, Inc. (the “Company”) held its Annual Meeting of Shareholders on May 3, 2012 (the “Annual Meeting”). At the Annual Meeting, the shareholders for the Company re-elected four Class I directors to serve for three-year terms, and ratified the appointment of independent accountants for the fiscal year ended December 31, 2012. The voting results for each proposal are as follows:

1.	To elect four Class I directors to serve for terms of three years each expiring at the 2015 annual meeting of shareholders:

	For	Withheld	Non-vote
Taylor B. Grissom	3,104,812	18,876	1,514,450
William T. Morrison	3,102,414	21,274	1,514,450
Elizabeth T. Patterson	2,810,903	312,785	1,514,450
Brad E. Schwartz	3,104,804	18,884	1,514,450

2.	To ratify the appointment of independent accountants for the fiscal year ended December 31, 2012.

Ratified, the appointment of Yount, Hyde and Barbour, PC, as the firm of independent certified public accountants to audit the financial statements of the Company for the fiscal year ended December 31, 2012.

For	Against	Abstain
4,611,373	20,819	5,946

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONARCH FINANCIAL HOLDINGS, INC.

Date: May 4, 2012	/s/ Brad E. Schwartz
Brad E. Schwartz
Chief Executive Officer

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